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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 2, 2004


                          FRANKLIN CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-9727                                          13-3419202
(Commission File Number)                    (I.R.S. Employer Identification No.)


       450 PARK AVENUE, 20TH FLOOR
           NEW YORK, NEW YORK                                           10022
(Address of Principal Executive Offices)                             (Zip Code)


                                 (212) 486-2323
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)       Exhibits

           Exhibit 99.1 - Letter from Franklin Capital Corporation (the "Company") to Ault Glazer & Company Investment Management LLC ("Ault Glazer"), dated June 2, 2004.


ITEM 9.    REGULATION FD DISCLOSURE.

           On June 2, 2004, the Company sent a letter to Ault Glazer, in response to Ault Glazer's Letter to the Company dated June 1, 2004. A copy of the letter sent by the Company is filed herewith as Exhibit 99.1.




















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 2, 2004

                            FRANKLIN CAPITAL CORPORATION

                            By: /s/ Stephen L. Brown
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                                Name: Stephen L. Brown
                                Title: Chairman and Chief Executive Officer















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                                  EXHIBIT INDEX


Exhibit           Description
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99.1              Letter from the Company to Ault Glazer, dated June 2, 2004.


























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